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                                                                  Exhibit 10.48

                     COMMERCIAL-SINGLE TENANT NNN LEASE

         1.       SUMMARY OF LEASE PROVISIONS:

                  (a)      LANDLORD: MR. CARL CURTIS. ("Landlord").

                  (b)      TENANT: FLEXTRONICS INTERNATIONAL. INC. ("Tenant").

                  (c)      DATE OF LEASE: AUGUST 1, 1995.

                  (d)      PREMISES:That certain building containing
                                    approximately Sixty Four Thousand Eight
                                    Hundred and Ninety Thousand (64,890) square feet,("Premises") and located at 2241 Lundy Avenue, San Jose, California.

                  (e)      TERM:  Ten (10) years.

                  (f)      ANTICIPATED COMMENCEMENT DATE:  August 1, 1995.

                  (g)      MONTHLY BASE RENT:   $31,500       First month's Base
                                                              Rent shall be
                                                              delivered to
                                                              Landlord upon
                                                              execution of this
                                                              ("Lease") by
                                                              Tenant.

                  (h) SECURITY DEPOSIT: $35,000 BUILDING IMPROVEMENT ESCROW ACCOUNT

                  (i)      USE OF PREMISES: Office/Manufacturing and Assembly.

                  (j)      ADDRESSES FOR NOTICES:

                           TO LANDLORD:     Carl Curtis
                                            P.O. Box 1073
                                            Ketchum, Idaho 33340

                           TO TENANT:       Flextronics International, Inc.
                                            2241 Lundy Avenue
                                            San Jose, California 95131

In the event of a conflict between the Summary of Lease Provisions set forth above and the balance of the Lease, the latter shall control.

         2. PREMISES: Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term, at the rental and upon the terms and conditions set forth in this Lease, the Premises described in Paragraph 1(d) above. Landlord hereby grants to Tenant the exclusive right to use the Building subject to the terms and conditions of this Lease.

         All Tenant Improvements to be located within the Premises, including, but not limited to, all heating. ventilating and air conditioning systems, all electrical systems, all suspended ceilings, interior walls and partitions, and all floor, window and wall coverings constructed and installed by Tenant are subject to approval by Landlord.

         3. TERM: The term of the Lease shall be for a period of one hundred and twenty (120) months commencing on the later of August 1, 1995, or the date upon which the Tenant and Landlord subsequently agree to be the "Commencement Date", and expiring on midnight on July 31, 2005 ("Term"), or the date which is the

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length of time specified in Paragraph 1(e) past the date determined to be the
Commencement Date.

         4. HOLDOVER: (a) Holding over after the expiration of the Term with the written consent of Landlord shall be a tenancy from month to month, at a rental rate to be mutually agreed upon.

                  (b) If Tenant remains in possession after the expiration of the Term without Landlord's written consent, Tenant shall pay to Landlord for each month of said possession the sum of one hundred twenty-five percent (125 %) (prorated on a daily basis) of the monthly Base Rent for the month immediately preceding the expiration of the Term, plus an amount estimated by Landlord for operating expenses payable under this lease, and Tenant shall also pay all costs, expenses and damages sustained by Landlord by reason of such retention of possession, including, without limitation. claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

         5. RENT; BASE ANNUAL RENT; TAXES AND OPERATING COST: (a) During the Term of this Lease, Tenant agrees to pay to Landlord as monthly base rent for the Premises the base rent set forth in Paragraph 1(g) above ("Base Rent"). Base Rent for any partial month shall be prorated based upon a thirty (30) day month. Base Rent shall be paid in advance on the first (1st) day of each month during the Term, without prior notice or demand, and without deduction or offset, in lawful money of the United States of America, to Landlord, or at such other place as Landlord may from time to time designate in writing.

                  (b) As additional rent hereunder, Tenant shall pay all of the Operating Expenses(NNN) incurred by Landlord in the operation and maintenance of the building. For purposes of this Lease, Tenant's share of the operating expenses shall be the percentage of the total number of rentable square feet of the Premises bears to the total number of rentable square feet of the Building. For purposes of this Lease, it is agreed that Tenant's Share shall be one hundred percent(100%).

         6. OPERATING EXPENSE: For purposes of this Lease, "Operating Expenses" shall include all costs paid or incurred by Landlord and/or Tenant in connection with the operation, maintenance, repair, security. replacements for all services and utilities rendered in connection with the building including, without limitation, real property taxes and assessments (general and special), in lieu real property taxes, rent taxes, water and sewer charges, casualty and liability insurance premiums, utilities, janitorial services, trash removal, labor, costs incurred in connection with rent collection, supplies, materials, maintenance costs and upkeep of all parking and Common Areas and the landscaping thereof, and any professional fees incurred by Landlord which will benefit Tenant (such as fees incurred for appealing property taxes). Landlord agrees to use its best efforts to secure all services, materials and supplies at competitive prices commensurate with the level of maintenance and services provided similar buildings in the area. However, no capital or leasing costs shall be included, excepting any improvements made to the building as a labor-saving device or to effect other economies in the operation or maintenance of the building, or made to the building after the date of this lease. Such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of eight percent (8%) per annum or the interest rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements.

         Tenant's Operating Expenses shall be payable during the term of this Lease in monthly installments on the first day of each month in advance, without deduction, offset, prior notice or demand, and shall be payable concurrently with monthly installments of Base Rent.

         Within sixty (60) days after the date of Tenant's receipt of the statement of actual Operating Expenses for any Comparison Year, Tenant may give Landlord written notice of its intent to review records, invoices and receipts relating to the Operating Expenses for such Comparison Year. Tenant shall provide Landlord with at least ten (10) days prior written notice of the date upon which it intends to review such records, invoices and receipts. The review shall be performed during normal business hours at Landlord's principal place of business or such other location as may be designated by Landlord, and shall be performed at Tenant's sole cost and expense. Promptly following the completion of Tenant's review of such records, invoices and receipts, Tenant shall provide Landlord with a copy of the results of such review and Tenant's conclusions regarding any overstatement or understatement by Landlord of actual Operating Expenses. In the event that Tenant's review

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shows an underpayment or overpayment of Expenses by Tenant for any given Year, then, subject to Landlord's confirmation by its own review of said records, invoices and receipts, the parties shall promptly meet to resolve any discrepancy. In the event that Tenant fails to provide Landlord with written notice of its intent to review such records, invoices and receipts within said sixty (60) day period, Tenant shall be deemed to have approved the statement of actual Operating Expenses for the applicable Lease Year.

         7. LATE CHARGES: Tenant agrees that all rental or other payments not paid within ten (10) calendar days after the due date shall be considered delinquent and agrees to pay a late charge equal to five (5%) percent of the delinquent payment. Rent mailed and bearing a U.S. Postal Service postmark of the fifth (5th) day of a month shall not be considered delinquent. Additionally, any delinquent payments not paid within thirty (30) days of the original due date shall bear interest at the lower of the maximum rate then allowed by the law or two (2) percentage points (i.e., two percent (2%)) over the prime rate of interest charged from time to time by Bank of America, National Trust and Savings Association at its San Francisco, California office.

         8. SECURITY DEPOSIT:

                  (a) Tenant has deposited into a "BUILDING IMPROVEMENT ESCROW ACCOUNT" as determined by mutual agreement between Landlord, Tenant and First Mortgagor, the sum of ONE HUNDRED THOUSAND ($100,000) DOLLARS. This amount may be used in its entirety by Tenant for improvements to the Premises. The deposit shall be deposited into an interest bearing account, with all interest accruing to the benefit of Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain any part of the remainder of the security deposit for the payment of rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If Tenant elects to extend the term of this Lease, Tenant shall deposit such sums as are necessary to increase the security deposit to an amount equal to the monthly Base Rent for the extended term of this Lease.

                  (b) If Landlord's interest in this Lease is assigned or otherwise transferred, Landlord shall transfer said security deposit to Landlord's assignee or such other successor-in-interest.

         9.       USE OF PREMISES:

                  (a) Tenant shall use the Premises for office/assembly and manufacturing use.

                  (b) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will: (i) increase the existing rate of any fire or other insurance covering the Building or any contents therein; or (ii) cause the cancellation of any insurance policy covering Building or any contents therein.

                  (c) The term "HAZARDOUS MATERIALS" as used in this Lease, shall include, without limitation, any chemical, substance or material which has been or is hereafter determined by any federal, state or local governmental agency to be capable of posing a risk of injury to health or safety including, without limitation, petroleum, asbestos, polychlorinated biphenyls, radioactive materials and radon gas. Tenant shall not cause or permit to occur (i) any violation of federal, state or local laws now or hereafter enacted or issued, related to environmental conditions on, under or about the Premises, or arising from Tenant's leasehold interest in or use or occupancy of the Premises including, but not limited to, soil and groundwater conditions; or (ii) the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Materials on, under or about the Premises, the Building or the Project or the transportation to or from the Premises, the Building or the Project of any Hazardous Materials, except de minimis amounts of Hazardous Materials that are commonly used in office products or are present in ordinary cleaning supplies. All such office products and cleaning supplies will be used and stored in a manner that complies with all laws. Tenant shall at its own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities under laws or ordinances relating to Hazardous Materials. Should any governmental entity having jurisdiction over the Premises demand that a remediation plan be prepared or that remediation be undertaken because of any deposit, spill, discharge or other release of Hazardous Materials that occurs during the Term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy

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of the Premises, then Tenant shall, at its own expense, prepare and submit the required plans and carry out all such remediation plans. Tenant shall indemnify, defend and hold Landlord, its partners, officers, directors, beneficiaries, shareholders, agents, employees and lenders harmless from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including investigation costs and attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge or other release of Hazardous Materials that occurs during the Term of this Lease, at or from the Premises or which arises at any time from Tenant's use or occupancy of the Premises or from Tenant's failure to provide all information, make all submissions and take all steps required by any governmental authorities having jurisdiction over the Premises. Tenant's obligations and the indemnity hereunder shall survive the expiration or earlier termination of this Lease.

         10. COMPLIANCE WITH LAW: Tenant shall not use the Premises or permit anything to be done in, on or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations and requirements now in force or which may hereafter be enacted or promulgated, except that Tenant shall not be required to make changes to the Building not related to or affected by Tenant's improvements or acts. Tenant shall also comply with the requirements of any board of fire insurance underwriters or other similar bodies now in force or which may hereafter be enacted or promulgated relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts, The judgement of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord shall be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

         11. ALTERATIONS AND ADDITIONS:

                  (a) Tenant shall not make or allow any alterations, additions or improvements to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld; Except as provided below, any such alterations, additions or improvements, including, but not limited to, wall coverings, paneling and built-in cabinet work, but excepting movable furniture, and other trade fixtures, cabling and telecommunications lines installed by or on behalf of Tenant, shall become a part of the realty, shall belong to Landlord and shall be surrendered with the Premises at the expiration or earlier termination of this Lease. If Landlord consents in writing to any such alterations, additions or improvements, such alterations, additions or improvement shall be made by Tenant at Tenant's sole cost and expense, and shall comply with all laws, statutes, ordinances and governmental rules, regulations and requirements and in accordance with the Rules and Regulations attached hereto as Exhibit "A". Any contractor or person selected by Tenant to perform any such work shall first be approved by Landlord in writing, which approval shall not be unreasonably withheld. Failure by Landlord to respond to Tenant's request for approval within seven (7) days of delivery shall be deemed approval by Landlord. No such work shall be allowed to commence until three (3) days have elapsed from the date of Landlord's written consent. Upon expiration or earlier termination of this Lease, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to the expiration or earlier termination of this Lease, promptly remove any alterations, additions or improvements made by Tenant and designated by Landlord to be so removed. Tenant further agrees to remove its files and other trade fixtures upon expiration or earlier termination of this Lease. Any such removal, and the repair of any damage to the Premises caused by such removal, shall be performed at Tenant's sole cost and expense.

                  (b) Tenant shall pay to Landlord as additional rent, the cost of any structural alteration to the Building and/or, at Landlord's option, shall promptly make, at Tenant's sole expense and in accordance with the provisions of subsection (a) above, any structural or nonstructural alterations to the Premises required to comply with any applicable law, code, rule or regulations, whether now existing or hereinafter promulgated, where such alterations are required by reason of (i) the acts or omissions of its employees or agents; (ii) Tenant's use or change of use to the Premises; (iii) alterations or improvements to the Premises made by or for Tenant; or (iv) Tenant's application for any permit or governmental approval.

         12. LIENS: Tenant shall keep the Premises free and clear from any and all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require Tenant to provide

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Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one half (1-1/2) times the estimated cost of any improvements, additions or alterations to be made by Tenant to protect Landlord against liability for any such work or materials. Landlord shall also have the right to post and maintain on the Premises such notices of non-responsibility as may be required by law to protect Landlord's rights in the Premises. Should any claim of lien be filed against or any action be commenced affecting the Premises, and/or Tenant's interest therein, arising out of the work performed, materials furnished or obligations incurred by Tenant, Tenant shall give Landlord notice of such lien or action within three (3) days after Tenant receives notice of the filing of the lien or the commencement of the action. Immediately upon Tenant's receipt of notice of such lien or action, Tenant shall cause such lien to be released of record by payment of the lien or posting of a proper bond. If Tenant does not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of any claim giving rise to such lien or posting of a proper bond. All sums payable by Landlord pursuant to this Paragraph 11 and all expenses incurred by or in connection therewith, including attorneys' fees and costs of suit, shall be payable to Landlord by Tenant as additional rent within ten (10) days after receipt of Landlord's invoice therefor.

         13.      REPAIRS:

                  (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair and, upon the expiration or earlier termination of this Lease, surrender the Premises to Landlord in good condition and repair, ordinary wear and tear excepted. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises except as specifically set forth herein.

                  (b) Tenant shall maintain the structural portions of the Building, including, but not limited to, roof and building sidewalls of the Premises. Tenant shall also be responsible for the maintenance of the nonstructural portions of the Premises, or any portion thereof, including without limitation, the plumbing, heating, ventilating, air-conditioning, electrical, security, fire and life-safety systems installed or furnished by Landlord, the repair, replacement and maintenance of the roofs of the building and the costs and upkeep of all exterior areas of the premises, in accordance with applicable laws, statutes, ordinances, rules and regulations of governmental agencies having jurisdiction over the Premises. Tenant shall pay all costs incurred maintaining the structural portions of the Building. Tenant shall reimburse Landlord for all costs incurred by Landlord in performing any maintenance and repairs.

         Landlord shall not be liable for any damages or losses of Tenant resulting from Landlord's failure to repair or maintain the Project as provided herein. Except as provided in Paragraph 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any necessary repairs, alterations or improvements to any portion of the Premises, Building or Project, or to any fixtures, appurtenances and equipment located in, on or about the Premises.

         14.      ASSIGNMENT AND SUBLETTING:

                  (a) Tenant shall not, voluntarily or by operation of law, assign or transfer all or any portion of Tenant's interest under this Lease or in the Premises, sublease all or any portion of the Premises, or allow any other person or entity (except Tenant's employees, agents and invitees) to occupy or use all or any portion of the Premises, without the prior written consent of Landlord. Landlord's consent shall not be unreasonably withheld subject to the terms of this Lease. Without limiting Landlord's right to withhold such written consent under this Lease, Landlord's refusal to provide such written consent shall be deemed reasonable if:

                           (i)      The character, reputation and financial
responsibility of the proposed assignee, transferee or subtenant is not satisfactory to Landlord or, in any event, is not at least equal to the character, reputation and financial responsibility possessed by Tenant or represented to Landlord to be possessed by Tenant as of the date of the execution of this Lease and/or the date of the requested consent;

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                           (ii)     The net worth of the proposed assignee,
transferee or subtenant is less than the greater of (i) the net worth of Tenant immediately prior to such assignment, transfer or sublease, or (ii) the net worth of Tenant at the time this Lease is executed; or

                           (iii)    The proposed assignee, transferee or
subtenant fails to agree in writing to assume and be bound by all of the terms and provisions of this Lease.

                  (b) If Tenant is a corporation or at any time becomes a corporation which, under the then current laws of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer or assignment, directly or indirectly, of any stock or interest in such corporation, association or partnership during the Term of this Lease which, in the aggregate, exceeds forty-nine percent (49%) of the total shares and/or interest of such corporation, association or partnership shall be deemed an assignment within the meaning and provisions of this Paragraph 14.

                  (c) In the event Tenant proposes to transfer, assign, or sublet the Premises or Tenant's interest under this Lease, enter into any license or concession agreement or effect any change of ownership in the Premises, Tenant shall, within thirty (30) days prior to the proposed transaction, supply to Landlord the following in writing:

                           (iv)     The name and address of the proposed
assignee, transferee or sublessee.

                           (v)      All details as to the proposed assignment,
subletting or transfer, including, without limitation, all of the terms and conditions thereof and all sums or consideration to be paid in connection therewith.

                           (vi)     A financial statement certified by an
officer, partner or principal of the proposed assignee, transferee or sublessee, dated within thirty (30) days of the date of notification of the proposed transfer, assignment, sublease.

                           (vii)    Within ten (10) days prior to any transfer,
assignment or sublease, true, correct and complete copies of all agreements, assignments, subleases and documents pertaining thereto.

         Anything contained in this Paragraph to the contrary notwithstanding, no transfer, assignment or subletting of the Premises or Tenant's interest under this Lease shall be effective unless all of the above provisions are complied with within the time limits provided herein.

                  (d) Any additional documentation reasonably required by Landlord shall be prepared and executed by Tenant and its assignee, sublessee or transferee and delivered to Landlord prior to, and as a condition to the effectiveness of, any such assignment, sublease or transfer.

         15.      INDEMNITY:

                  (a) Tenant shall indemnify, defend and hold Landlord, its partners, officers, directors, employees and agents and Landlord's property harmless from and against any and all liability, claims, loss, damages and expenses, including attorneys' fees and costs of suit, arising by reason of death or injury to any person, including Tenant or any person who is an employee, agent, contractor, subcontractor or invitee of Tenant, or by reason of any damage to or destruction of any property, including property owned by Tenant or any person who is an employee, agent, contractor, subcontractor or invitee of Tenant, arising out of any occurrence in, on or about the Premises, or any part thereof, if: (i) caused or contributed to by Tenant or its employees, agents, contractors, subcontractors or invitees; (ii) resulting from a breach or default by Tenant under this Lease; (iii) arising out of any occurrence in, on or about the Premises on account of the use, condition, occupational safety or occupancy of the Premises; (iv) arising out of any alterations, additions or improvements undertaken by Tenant or any work or services performed for or materials used by or furnished to Tenant or its employees, agents, contractors, subcontractors or invitees with respect to the Premises (including the removal of any mechanics' liens); (v) arising out of the transportation, handling, use, generation, storage, disposal or release of any Hazardous Materials in, on or about any portion of the Premises, Building or Project by Tenant or its

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employees, agents, contractors, subcontractors or invitees; or (vi) resulting from Tenant's delay or failure to surrender the Premises in accordance with the Lease terms. Tenant's obligations under this subparagraph (a) shall survive the expiration or earlier termination of this Lease.

                  (b) Tenant hereby assumes said risk of damage to property and death or injury to persons in, on or about the Premises from any cause other than Landlord's negligence or misconduct, and Tenant hereby waives all claims in respect to such death, injury or damage against Landlord. Landlord and its agents shall not be liable for any damage to property entrusted to employees of the Building or Project, any loss or damage to any property by theft or otherwise, or any injury or damage to persons or property resulting from any cause whatsoever, unless caused by or due to the negligence of Landlord, its agents or employees.

                  (c) If any action or proceeding is brought by reason of any claim which is subject to Tenant's indemnity obligation under the Lease and in which Landlord is named a party, Tenant shall defend Landlord therein at Tenant's expense by counsel reasonably satisfactory to Landlord.

                  (d) Landlord and its agents and employees shall not be liable for interference with light or other incorporeal hereditaments or loss of business by Tenant. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises, Building or Project or of alleged defects in the Building or any fixtures or equipment located therein.

         16.      INSURANCE:

                  (a) Tenant shall, at Tenant's sole cost and expense, obtain and keep in force, during the entire Term of this Lease, the following insurance policies:

                           (i)      Comprehensive public liability insurance
insuring Landlord and Tenant against claims for personal injury, death and property damage occurring in, on or about the Premises and all areas appurtenant thereto. Such insurance shall include contractual indemnity coverage for Tenant's indemnity obligation under Paragraph 15 and contain a cross-liability (severability of interests) clause and an extended (broad form) liability endorsement, including blanket coverage. The minimum acceptable amount of comprehensive liability insurance is $2,000,000 against claims in any occurrence, and property damage insurance in an amount of not less than $2,000,000 per occurrence, with a combined single limit of $4,000,000.

                           (ii)     "All risk" property insurance including,
without limitation, boiler and machinery (if applicable), sprinkler damage, vandalism, malicious mischief, and demolition, increased cost of construction and contingent liability from changes in building laws on all leasehold improvements installed in the Premises by Tenant at its expense and, on all of Tenant's Personal Property. Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO All-Risk Form, when such form is supplemented with the coverages required above.

                           (iii)    Business interruption insurance, insuring
Tenant for a period of twelve (12) months against loss arising from interruption of Tenant's business and for lost profits, and charges and expenses which continue but would have been earned if the business had gone on without interruption, insuring against such perils, in such form and with such deductible amounts as are reasonably satisfactory to Landlord.

                           (iv)     All of said policies shall name Landlord,
and if requested by Landlord, any lender holding an encumbrance on the Building as an additional insured. If Tenant fails to maintain and procure said insurance, Landlord may, but shall not be required to procure and maintain the same at the expense of Tenant. Insurance required hereunder shall be with insurance companies rated A-, Class X or better in "Best's Insurance Guide." Tenant may carry any of said policies under a blanket policy. Tenant shall deliver to Landlord prior to Tenant's occupancy of the Premises copies of policies of the insurance required herein or certificates evidencing the existence and amount of such insurance including, for Tenant's liability insurance, loss payable clauses satisfactory to Landlord. Tenant shall also during the Lease Term, at Tenant's sole cost and expense, procure and keep in force such other insurance as required by law, including, without limitation, workers compensation insurance. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord. The above stated minimum levels of coverage are subject to

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amendment by Landlord upon ninety (90) days written notice should economic or other conditions, in the reasonable judgment of Landlord, warrant adjustment thereof.

                  (b) Tenant shall carry and maintain, during the entire Term of this Lease, earthquake, fire and all risk insurance insuring the Premises and Building for their full replacement cost. Said insurance policy or policies shall cover at least the following risks: fire, smoke damage, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, malicious mischief, vandalism, aircraft and sprinkler leakage, and, at Landlord's option, earthquake and flood. Additionally, such policy or policies shall have a loss of rents endorsement. Tenant shall also carry a general liability policy with limits as Landlord deems reasonable. The premiums for such policy or policies shall be included in Operating Expenses. Any loss payable under such property damage insurance shall be payable to Landlord and any lender holding an encumbrance on the Premises. The proceeds from any such policy or policies for damages to the Premises shall be used for the repair of the Premises, except as otherwise set forth in Paragraph 21.

                  (c) Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective partners, officers, directors, shareholders, employees and agents, from any and all claims or demands of damages, losses, expenses or injury to the Premises, or to the furnishings, fixtures, equipment, inventory or other property of either Landlord or Tenant in, on or about the Premises, which is caused by or results from insured perils, events or happenings to the extent covered by the insurance carried by the respective parties pursuant to this Article 16 and in force at the time of any such loss, whether due to the negligence of the other party or its partners, officers, directors, shareholders, employees and agents, and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the collectible insurance covering such loss and to the extent such insurance policies and coverage are not prejudiced thereby. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party (and such other party's partners, officers, directors, shareholders, employees and agents, if applicable) in connection with any injury or damage covered by such policy.

                  (d) Tenant acknowledges and agrees that the casualty insurance coverage carried by Landlord will not cover Alterations in the Premises installed by Tenant at Tenant's expense or Tenant's personal property, equipment or fixtures located within the Premises. Tenant may, in its own discretion, maintain casualty insurance on its personal property, equipment and fixtures at its own cost and expense.

         17.      SERVICES AND UTILITIES:

                  (a) Tenant shall furnish to the Premises all utilities required for the operation of the Premises as Tenant's sole cost and responsibility. Tenant shall provide for its own janitorial service to the Premises. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental nor shall a constructive eviction be deemed to have occurred by reason of Landlord's failure to furnish any of the foregoing utilities and services when such failure is caused by accident, breakage, repairs, strikes, lockout or labor disturbances or disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable for any loss of or injury to property, however occurring, in connection with the furnishing or failure to furnish any of the foregoing utilities and services for reasons beyond Landlord's control.

                  (b) Tenant shall not, without the written consent of Landlord, use any apparatus, machine, system or device in the Premises which will overburden or exceed the capacity of the electrical system in the Building. Tenant shall not connect with electric current, except through approved electrical outlets in the Premises or such additional electrical outlets as may be installed by a licensed electrical contractor in conformance with applicable building codes. If Tenant requires water, gas or electric current in excess of that usually furnished or supplied for the Tenant's use, Tenant shall first procure the written consent of Landlord (which Landlord may not unreasonably withhold). The cost of installation, maintenance and repair of any such meters shall be paid by Tenant. Tenant agrees to pay to Landlord promptly upon demand for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utilities furnishing the same, plus any additional expenses incurred in keeping account of the water, gas and electric current so consumed. Additionally, should additional power be required by Tenant by reason of

Tenant's addition or relocation of equipment within the Premises, Tenant shall be responsible for the cost of bringing additional power to the Premises.

                  (c) Should any supplier of utility services or governmental agencies regulating the foregoing services and utilities render any special assessments for or restrictions upon such services and utilities, it is agreed that these assessments or restrictions shall be paid by Tenant.

                  (d) Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of federal, state or local governmental agencies or utility suppliers for reducing energy or other resource consumption. The lack or shortage of any service or utility shall not affect Tenant's obligations hereunder, and Tenant shall faithfully keep and observe all of the terms, conditions and covenants of this Lease and pay all rentals due hereunder without abatement, set-off, diminution, credit or deduction.

         18. PROPERTY TAXES: Tenant shall pay before delinquency all real property taxes levied or assessed against the improvements and Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises. If any of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property are assessed and taxed with the Building or Project, Tenant shall pay to Landlord such taxes within ten (10) days after delivery by Landlord to Tenant of a statement in writing setting forth the amount of taxes applicable to Tenant's property.

         19. RULES AND REGULATIONS: Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit "A", as well as such additional rules and regulations that Landlord shall from time to time promulgate for the Premises. Landlord reserves the right from time to time to make all reasonable modifications to said rules. Tenant shall be bound by the additions and modifications to those rules upon delivery of a copy of the same to Tenant. Any modifications to such rules shall not abridge any rights given to Tenant under this Lease.

         20.      ENTRY BY LANDLORD:

                  (a) Landlord reserves the right to enter the Premises at any reasonable time to inspect the Premises, to provide any services which Landlord is obligated to provide to Tenant hereunder, to submit the Premises to prospective lenders or to post notices of non-responsibility, and to alter, improve, maintain or repair the Premises and any portion of the Building which Landlord deems necessary, reasonable or desirable, all without abatement of rent. Except in cases of emergencies and for purposes of posting notices of non-responsibility, Landlord shall provide Tenant with reasonable prior telephone notice of each such entry prior to entering the Premises. Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, but shall not block the entrance to the Premises nor unreasonably interfere with Tenant's business, except as reasonably required for the particular activities of Landlord. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, interference with quiet enjoyment, or other damage arising out of Landlord's entry on the Premises as provided in this paragraph, except damage, if any, resulting from the negligence of Landlord or its authorized representatives.

                  (b) Landlord shall retain a key with which to unlock all doors into, within and about the Premises, excluding Tenant's vaults, safes and files. In an emergency, Landlord shall have the right to use any means which Landlord deems reasonably necessary to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care regarding Tenant's property. Any such entry to the Premises by Landlord shall not be construed or deemed to be a forcible or unlawful entry or detainer of the Premises, or an eviction of Tenant from all or any portion of the Premises.

         21.      DESTRUCTION/RECONSTRUCTION:

                  (a) If the Premises are damaged or destroyed by any casualty covered by the casualty insurance carried by Landlord pursuant to Paragraph 17(b) above, the cost of restoration will not exceed eighty percent (80%) of the full insurable value of the Premises, and the net insurance proceeds paid or made available to Landlord for restoration or rebuilding of the Premises are sufficient to restore the affected portion of the Premises under then-existing building codes to the condition existing immediately prior to such damage or destruction, then Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition existing immediately prior to such damage or destruction; provided, however, that should such damage or destruction be caused by the act, negligence or fault or omission of any duty by Tenant, its agents, employees, contractors, subcontractors or invitees, Tenant (and not Landlord) shall be so obligated to repair and restore the Premises.

         If the Premises are damaged or destroyed by any casualty where the cost of restoration is equal to or greater than eighty percent (80%) of the full insurable value of the Premises, or where the casualty is not required to be insured against by Landlord, or where the casualty is actually insured against by Landlord but the insurance proceeds paid or made available to Landlord are insufficient to restore the affected portion of the Building under then-existing building codes to the condition existing immediately prior to such damage or destruction, then Landlord may (but shall not be obligated to) repair and restore such damage or destruction to the Premises. Landlord shall make such election within sixty (60) days after the event causing such damage or destruction by providing Tenant with written notice thereof. If Landlord elects not to repair or restore the Premises as provided in this paragraph, then this Lease shall terminate upon the date of Landlord's election not to repair or restore the same.

         If the damage or destruction was caused by the act, negligence or fault or omission of any duty by Tenant, its agents, employees, contractors, subcontractors or invitees, then, notwithstanding any provision to the contrary in this Paragraph 20, Tenant shall be liable to Landlord therefor. If Landlord elects not to repair or restore the Premises, Tenant shall comply with each of the following conditions: (i) Tenant shall pay to Landlord all rentals prorated to the date of termination, provided that monthly Base Rent shall, following such damage or destruction, be proportionately reduced (to the extent of rental loss insurance proceeds paid to Landlord) based upon the extent to which such damage or destruction interferes with Tenant's business conducted on the Premises, as reasonably determined by Landlord; (ii) the insurance proceeds paid by the insurer for loss or damage to the Premises shall be disbursed to Landlord, including, without limitation, any proceeds available from insurance carried by Tenant which covers loss to fixtures or any other property which is the property of Landlord or which would become the property of Landlord upon termination of this Lease, and any other insurance carried by Tenant pursuant to Paragraph 17(a) above; and (iii) Tenant shall deliver possession of the Premises to Landlord and quitclaim to Landlord all right, title and interest of Tenant in and to the Premises, Building and Project upon the date of Landlord's election not to repair or restore the affected portion of the Premises.

                  (b) Notwithstanding anything to the contrary contained in this Paragraph 21, if the Premises are damaged or destroyed in whole or in part during the last twelve (12) months of the Term of this Lease, Landlord may terminate this Lease as of the date of the event of such damage or destruction by giving written notice to Tenant, within thirty (30) days after the event of such damage or destruction, of Landlord's election to so terminate this Lease.

                  (c) The foregoing notwithstanding, if the Building is damaged or destroyed to the extent of more than eighty percent (80%) of the then full insurable value thereof, whether due to an insured or uninsured casualty, Landlord may terminate this Lease, whether or not the Premises are damaged, by providing Tenant with written notice thereof, which termination shall be effective as of the date of such damage and destruction.

                  (e) If Landlord is required or elects to repair the damage or destruction to the Premises pursuant to Paragraph 21(a) above, then (i) this Lease shall remain in full force and effect; (ii) monthly Base Rent shall be proportionately reduced (to the extent of rental loss insurance proceeds paid to Landlord) during the period of repair based upon the extent to which the making of repairs interferes with Tenant's business conducted on the Premises, as reasonably determined by Tenant; and (iii) all costs of repair and restoration not covered by insurance proceeds shall be paid by Landlord. Landlord shall not have any liability for, nor be required to, repair or replace any Alterations installed in the Premises at Tenant's expense or any personal property, equipment and fixtures of Tenant or any other items required to be insured by Tenant pursuant to Paragraph 17(a) above.

         Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration. Tenant shall have the right to terminate this Lease as a result thereof.

         22. DEFAULT: The occurrence of any of the following events shall constitute a default by Tenant under this Lease:

                  (a) The vacation and/or abandonment of the Premises by Tenant.

                  (b) The failure by Tenant to make any payment of rent or any other payment required of Tenant hereunder as and when due, where such failure continues for a period of three (3) days after written notice thereof by Landlord to Tenant.

                  (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease, where such failure continues for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and, thereafter, diligently pursues the same to completion.

                  (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or the reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located in the Premises or Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         23. REMEDIES: Landlord shall have the following remedies if Tenant is in default under this Lease. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law:

                  (a) Upon a default by Tenant under this Lease, Landlord shall have the remedies described in California Civil Code section 1951.4 (i.e., Landlord may continue the Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due if Tenant has the right to sublet or assign, subject to reasonable limitations). Neither any efforts by Landlord to mitigate damages caused by a default by Tenant under this Lease nor the acceptance of any rent shall constitute a waiver by Landlord of any of Landlord's rights or remedies, including, without limitation, the rights or remedies specified in this Paragraph 23. Upon any default by Tenant under this Lease, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Any such reletting may be for a period shorter or longer than the remaining Term of the Lease. No act by Landlord allowed by this Paragraph 23(a) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate Tenant's right to possession of the Premises. If Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability under this Lease. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

                  (b) Upon any default by Tenant under this Lease, Landlord may terminate Tenant's right to possession of the Premises. No act by Landlord other than giving written notice to Tenant shall terminate this Lease, including acts of maintenance, efforts to relet the Premises, or the appointment of a receiver.

         24. EMINENT DOMAIN: If more than fifty percent (50%) of the Premises is taken or appropriated by any public or quasi-public authority under powers of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease. If less than fifty percent (50%) of the Premises is taken (or if neither party elects to terminate this Lease in the event more than fifty percent (50%) of the Premises is taken), this Lease and Tenant's obligation to pay rent as provided herein shall continue in full force and effect; provided, however, that such rental shall be equitably reduced by Landlord. If more than fifty percent (50%) of the Building or Project is so taken or appropriated, whether or not any part of the Premises is involved, Landlord shall have the right, at its option, to terminate this Lease in accordance with the foregoing provision. Whether or not this Lease is terminated by reason of any such taking or appropriation, Landlord shall be entitled to the entire award and compensation for the taking which is paid or made by the public or quasi-public agency, and Tenant shall have no claim against said award, except for amounts paid directly to Tenant for its moving expenses, interruption to its business or damage to its personal property or trade fixtures.

         25. ESTOPPEL CERTIFICATE: Tenant shall, at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit and the date to which any rentals or other charges are paid in advance, if any, (b) acknowledging that there are not any unsecured defaults under the Lease, or specifying such defaults, if any, which are claimed, and (c) certifying to such other facts as Landlord may reasonably request. Tenant's failure to execute and deliver any estopped certificate requested by Landlord within said ten (10) day period shall be conclusive evidence upon Tenant that
(i) this Lease is in full force and effect without modification except as may be represented by Landlord and has not been assigned, (ii) there are no uncured defaults in Landlord's performance, (iii) no rentals have been paid in advance except those set forth in the Lease.

         26.1 SUBORDINATION: Tenant agrees that, upon the request of Landlord and any present or future holder of any mortgage, deed of trust or other encumbrance affecting the Premises, Tenant shall subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any consolidations, renewals, extensions or replacements thereof, now or hereafter placed, charged or enforced against Landlord's interest in this Lease and the leasehold estate thereby created, the Premises, and any improvements included thereon. Tenant shall execute, acknowledge and deliver to Landlord, upon written request by Landlord, such documents as may be required to effectuate such subordination.

         In the event that the mortgagee, beneficiary or such other party named in any such mortgage, deed of trust or other encumbrance elects to have this Lease prior to its mortgage, deed of trust or other encumbrance, then, upon such mortgagee, beneficiary or such other party giving written notice to Tenant to that effect, this Lease shall be deemed prior to such mortgage, deed of trust or other encumbrance, whether or not this Lease is dated or recorded prior to or subsequent to the date of recordation of such mortgage, deed of trust or other encumbrance. Tenant shall execute, acknowledge and deliver to Landlord, upon written request by Landlord, such documents as may be required to effectuate the priority of the Lease to such mortgage, deed of trust or other encumbrance.

         In the event that Tenant shall fail, neglect or refuse to execute and deliver any such documents within ten (10) days after receipt of Landlord's written request to do so, Tenant hereby irrevocably appoints Landlord, its successors and assigns, as the attorney-in-fact of Tenant, to execute and deliver any and all such documents for and on behalf of Tenant.

         26.2 ATTORNMENT: Lessee agrees to attorn to a Lender or any other party who acquires ownership of the premises by reason of foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not; (1) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (2) be subject to any offsets or defenses which Lessee might have against any prior Lessor; (3) be bound by prepayment of more than one months rent.

         26.3 NON-DISTURBANCE: With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this lease shall be subject to receiving assurance (A NONDISTURBANCE AGREEMENT) from the Lender that Lessee's possession and this Lease, including any options will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

         26.4 SELF-EXECUTING: The agreements contained in this Paragraph 26 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writing as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

         27. PARKING: Tenant shall have the exclusive right to use the parking spaces in the Project's parking area for the Term of this Lease at no charge. The parking area shall not be used by Tenant, its agents or employees for any purpose other than the parking of motor vehicles and the ingress and egress of pedestrians and motor vehicles.

         28. SURRENDER OF PREMISES: Upon the expiration or earlier termination of this Lease, Tenant shall Surrender the Premises to Landlord in the condition existing as of the Commencement Date of this Lease (normal wear and tear excepted), free of any Hazardous Materials caused or contributed to by Tenant or its employees, agents, contractors, subcontractors or invitees, and as otherwise required under this Lease. Tenant shall remove all of Tenant's personal property from the Premises and any alterations, additions or improvement designated by Landlord for removal. Tenant shall repair any damage caused by removal of its Personal Property and any alterations, additions or improvements and restore such areas to the condition that existed prior to the installation of such personal property or alterations, additions and improvements in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such restoration. All such property not so removed shall be deemed abandoned by Tenant. If the Premises are not so surrendered at the expiration or earlier termination of this Lease, Tenant shall indemnify, defend and hold Landlord and its agents, employees, contractors and subcontractors harmless from and against any and all loss or liability resulting therefrom.

         29.      LANDLORD DEFAULT AND MORTGAGEE PROTECTION:

                  (a) NOTICE TO LANDLORD; LANDLORD'S RIGHT TO CURE: In the event Landlord fails to perform any covenant, condition or agreement contained in this Lease to be performed by Landlord, Landlord shall not be deemed to be in default under this Lease unless and until it has failed to cure such default within thirty (30) days after written notice by Tenant to Landlord specifying the nature of the default; provided, however, that if the nature of Landlord's default is such that more than thirty (30) days are reasonably required for its cure, then Landlord shall not be deemed to be in default if Landlord shall commence such cure within such thirty (30) day period and thereafter shall diligently prosecute the same to completion.

                  (b) NOTICE TO LENDERS; LENDERS' RIGHT TO CURE: Tenant agrees to give Landlord's lenders, by registered mail, a copy of any notice of default by Landlord served upon Landlord, provided that, prior to such notice, Tenant has been notified, in writing, by way of notice of assignment of rents and leases, or otherwise, of the addresses of Landlord's lenders. Tenant further agrees that if Landlord shall fail to cure such default within the time provided for in Paragraph above, then Landlord's lenders shall have an additional sixty
(60) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if, within such sixty (60) day period, Landlord's lenders have commenced and are diligently pursuing the remedies necessary to cure such default (including, but not limited, commencement of foreclosure proceedings, if necessary to effectuate such cure).

         30.      AUTHORITY:

                  (a) CORPORATE AUTHORITY: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that such individual is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation or the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms,

                  (b) PARTNERSHIP AUTHORITY: If Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that such individual is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership and its partners in accordance with its terms.

         31.      GENERAL PROVISIONS:

                  (a) Clauses, plats, exhibits and riders, if any, affixed to this Lease are a part hereof.

                  (b) The waiver by Landlord of any term, covenant or condition contained herein shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition contained herein. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such breach at the time of the acceptance of such rent.

                  (c) All notices and demands which may or are required to be given by either party hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be sufficient if delivered in person or sent by overnight courier service (providing written receipt of delivery) or by United States Mail, postage prepaid, addressed to Tenant at the Premises or to such other place as Tenant may from time to time designate by written notice to Landlord. All notices and demands by Tenant to Landlord shall be sufficient if delivered in person or sent by overnight courier service (providing written receipt of delivery) or by United States Mail, postage prepaid, addressed to Landlord or to such other person or place as Landlord may from time to time designate by written notice to Tenant. Any such notice shall be effective at the time of delivery or, if mailed, two (2) business days after posting.

                  (d) If there shall be more than one person or entity comprising Tenant, the obligations hereunder imposed upon such persons or entities shall be joint and several.

                  (e) The paragraph headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  (f) Time is of the essence of this Lease and each of its provisions in which performance is a factor.

                  (g) The time required for the performance of any act required under this Lease shall be computed by excluding the first day and including the last, unless the last day is a Saturday, Sunday or holiday, in which event such day or days shall also be excluded. The term "holiday" shall mean all holidays specified in sections 6700 and 6701 of the California Government Code.

                  (h) The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  (i) Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

                  (j) This Lease contains all of the agreements of the parties hereto with respect to the lease of the Premises to Tenant and all other matters covered or mentioned in this Lease. No prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease shall be amended or added except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

                  (k) All amounts which Tenant is required to pay hereunder (other than Base Rent) and actual costs Landlord may incur by reason of any default by Tenant, shall be deemed to be additional rent hereunder.

                  (f) If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party so obligated (financial inability excepted), performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                  (g) In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees and costs of suit.

                  (h) Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof, and such other provisions shall remain in full force and effect.

                  (i) No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  (j) This Lease shall be governed by the laws of the State of California.

                  (k) Nothing contained in this Lease shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent, partnership, joint venture or any association between Landlord and Tenant, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                  (l) The language in all parts of this Lease shall in all cases be simply construed according to its fair meaning and not strictly for or against Landlord or Tenant. Unless otherwise provided in this Lease, or unless the context otherwise requires, the following definitions and rules of construction shall apply to this Lease.

                      (i) The terms "shall," "will," and "agrees" are mandatory, and "may" is permissive.

                     (ii) The term "parties" shall include both Landlord and Tenant.

                    (iii) As used herein, the word "sublessee" shall mean and include, in addition to a sublessee and subtenant, a licensee, concessionaire or other occupant or user of any portion of the Premises or improvement located therein.

         32. LIST OF EXHIBITS: The following is a complete list of the documents attached hereto and made a part of this Lease:

                  OPTIONAL PROVISIONS:      Purchase Option and Rent Escalation
                  EXHIBIT "A":              Rules and Regulations

         The parties hereto have executed this Lease as of the date first set forth above.

         LANDLORD:

         BY:  /s/ CARL CURTIS
             ----------------------------
                  CARL CURTIS

         ITS:____________________________

         TENANT:  FLEXTRONICS INTERNATIONAL, INC

         BY:  /s/ MICHAEL E. MARKS
             ----------------------------

         ITS:  CEO

                               OPTIONAL PROVISIONS

         1.       OPTION TO PURCHASE:

                  Tenant shall have the irrevocable and exclusive right to purchase the leasehold improvements, hereinafter referred to as "OPTION", from Landlord at month sixty (61) one, hereinafter referred to as "OPTION PERIOD 1", for THREE MILLION EIGHT HUNDRED SIXTY THOUSAND ($3,860,000) DOLLARS, less cost of sale, and at month one hundred and twenty (120), "OPTION PERIOD 2", for FOUR MILLION ONE HUNDRED TEN THOUSAND ($4,110,000) DOLLARS, less cost of sale. Tenant shall provide Landlord with written notice one hundred and twenty (120) days preceding the Option Periods. This Option is a condition precedent for the benefit of Tenant only and may only be waived by a formal written waiver executed by Tenant.

         2.       FIXED RENT WITH AUTOMATIC INCREASES:

                  The base rent of THIRTY ONE THOUSAND FIVE HUNDRED ($31,500) DOLLARS per month shall remain fixed during the first sixty (60) months of the lease term. Commencing month sixty one, the adjusted base rent shall be THIRTY THREE THOUSAND SEVENTY NINE ($33,079) DOLLARS per month for the balance of the lease term.

         LANDLORD:

         BY:   /s/ CARL CURTIS
             ----------------------------
                   CARL CURTIS

         ITS:____________________________

         TENANT:  FLEXTRONICS INTERNATIONAL, INC

         BY:   /s/ MICHAEL E. MARKS
             ----------------------------

         ITS:  CEO

                                   EXHIBIT "A"

                              RULES AND REGULATIONS

         1. Landlord shall furnish Tenant with an initial set of keys to the Premises, free of charge. Additional locking devices may be installed without the prior written consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of Tenant's tenancy, shall deliver to Landlord all the keys or access devices for the Building and Project, offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have had made.

         2. Tenant shall be responsible for all persons Tenant authorizes to enter the Building and Project and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building or Project of any person.

         3. In case of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of same by such action as Landlord may deem appropriate, including closing entrances to the Building.

         4. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         5. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         6. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot in which such floor was designed to carry and which is allowed by law.

         7. Tenant shall store all trash and garbage within the appropriate containers provided by Tenant. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary banner [sic] of removing and disposing of trash and garbage in the City and county in which the Premises are located without violation of any law or ordinance governing such disposal.

         8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and any damage resulting from the violation of this rule by Tenant or Tenant's employees or invitees shall be borne by Tenant.

         9. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant.

         10. Landlord shall not have the right to change the name and address of the Building.

         11. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building or Project.